Form 8-k is being submitted pursuant to Rule 901(d) of Regulation S-T

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 19, 2001

First Financial Holdings, Inc.
(Exact name of registrant as specified in charter)

Delaware	0-17122	57-0866076
State or other jurisdiction of incorporation	Commission File Number	I.R.S. Employer I.D. number

34 Broad Street, Charleston, South Carolina		29401
(Address of principal executive offices)		(Zip Code)

(843) 529-5933
Registrant's telephone number (including area code)

Item 5. Other Events

On July 19, 2001, First Financial Holdings, Inc. reported earnings for the quarter ended June 30, 2001. For more information regarding this matter, see the press release and selected financial data attached hereto as Exhibit 1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit (1). Press release dated July 19, 2001 and selected financial data for the quarter ended June 30, 2001.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL HOLDINGS, INC

/s/ Susan E. Baham
Susan E. Baham
Senior Vice President and Chief Financial Officer

Date: July 19, 2001

Exhibit 1

Press release dated July 19, 2001 with selected financial data.

Contact: Susan E. Baham Senior Vice President (843) 529-5601

FIRST FINANCIAL HOLDINGS, INC.

REPORTS RECORD RESULTS FOR THIRD QUARTER

Charleston, South Carolina (July 19, 2001)--First Financial Holdings, Inc. (NASDAQ: FFCH) today announced record net income for the third quarter ended June 30, 2001 of $5.9 million, an increase of 16% over net income of $5.1 million in the comparable quarter in 2000. Earnings per common share increased to $.44 for the current quarter compared to $.38 in the June 2000 quarter. On a diluted basis, earnings per common share increased to $.43 from $.38 in the comparable period in 2000.

President and Chief Executive Officer A. Thomas Hood commented, "We are pleased to report record net income and earnings per share this quarter. Declines in short-term interest rates during the quarter resulted in a positive impact on net interest income principally due to reduced short-term deposit and borrowing costs. Net interest income increased by 15% in the third quarter ended June 30, 2001 compared with the same period in fiscal 2000. Our net interest margin during the quarter ended June 30, 2001 improved to 3.28% compared with 3.00% one year ago."

Hood also commented, "Noninterest income for the third quarter increased 27% to $5.8 million compared to $4.6 million in the same period in 2000. This increase was the result of strong gains on sales of loans and increases in insurance revenues. Lower market interest rates during the quarter produced an increase in the level of mortgage lending activity, particularly saleable fixed rate products. The loan originations during the current period have greatly exceeded the comparable quarter in 2000. We continue to expand our insurance operations and we are pleased to report the completion in June 2001 of the acquisition of the operations of Kinghorn Insurance Agency of Hilton Head, South Carolina. This addition to our First Southeast Insurance network and its experienced and successful staff will enhance the growth prospects for our insurance business in coastal South Carolina."

Net income for the nine month period ended June 30, 2001 amounted to $16.6 million compared with net income of $14.8 million in the first nine months of fiscal 2000. Year-to-date earnings per common share increased 12% to $1.24 compared with $1.11 in 2000. Diluted earnings per common share increased 11% in the nine months ended June 30, 2001 to $1.21 from $1.09 in the comparable period. Results for the nine month period ended June 30, 2001 include a nonrecurring gain on the sale of real estate owned which increased after tax income in the nine month period by approximately $645 thousand. The nonrecurring gain increased basic and diluted earnings per share by approximately $.05.

"For the nine months ended June 30, 2001, net income increased 12% over the comparable period last year. Earnings have improved this year as the result of growth in both net interest income and noninterest income. We are on track with our branch expansion plans for the year. During the quarter ended June 30, 2001, we opened two retail sales offices, one in Mt. Pleasant, South Carolina and one in Sunset Beach, North Carolina. In addition, a third is under construction in the Myrtle Beach area. We continue to be optimistic about growth prospects in the markets we serve." Hood concluded.

As of June 30, 2001, total assets of First Financial were $2.3 billion and deposits were $1.3 billion. Loans receivable were $1.9 billion. Stockholders' equity totaled $152 million at June 30, 2001. Book value per common share increased to $11.38 compared to $10.01 one year ago.

Total problem assets increased to $13.9 million at June 30, 2001 from $12.8 million one year ago, but declined from $14.5 million as of September 30, 2000. The ratio of problem assets to total assets was .60% at June 30, 2001, .57% at June 30, 2000 and .64% at September 30, 2000. The ratio of loan loss reserves to total net loans was .84% compared to .83% at June 30, 2000 and .84% at September 30, 2000. The ratio of net loan charge-offs to average net loans increased to 6 basis points in the current quarter compared to 2 basis points in the comparable quarter one year ago. Year-to-date net loan charge-offs increased to 16 basis points for the nine months ended June 30, 2001 from 7 basis points in the nine months ended June 30, 2000. Higher net charge-offs in fiscal 2001 are due principally to higher levels of consumer loan charge-offs.

First Financial is the multiple thrift holding company of First Federal Savings and Loan Association of Charleston and Peoples Federal Savings and Loan Association of Conway. The Associations operate a total of 43 offices located in the Charleston Metropolitan area, Horry, Georgetown, Florence and Beaufort counties in South Carolina and Brunswick County in coastal North Carolina. The Company also provides brokerage, trust and insurance services through First Southeast Investor Services, First Southeast Fiduciary and Trust Services and First Southeast Insurance Services. For additional information about First Financial, please visit our web site at www.firstfinancialholdings.com.

Certain matters in this news release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to, among others, expectations of the business environment in which the Company operates, projections of future performance, perceived opportunities in the market, potential future credit experience, and statements regarding the Company's mission and vision. These forward-looking statements are based upon current management expectations, and may, therefore, involve risks and uncertainties. The Company's actual results, performance or achievements may differ materially from those suggested, expressed or implied by forward-looking statements due to a wide range of factors including, but not limited to, the general business environment, interest rates, the South Carolina real estate market, competitive conditions between banks and non-bank financial services providers, regulatory changes and other risks detailed in the Company's reports filed with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the fiscal year ended September 30, 2000.

FIRST FINANCIAL HOLDINGS, INC.
Unaudited Consolidated Financial Highlights
(Dollars in thousands, except share data)

	Three Months Ended			Nine Months Ended
	06/30/01	06/30/00	03/31/01	06/30/01	06/30/00
Statements of Income
Interest income	$ 43,436	$ 41,228	$ 43,779	$ 131,027	$ 118,634
Interest expense	25,150	25,338	26,900	79,904	71,378
Net interest income	18,286	15,890	16,879	51,123	47,256
Provision for loan losses	(1,350)	(640)	(1,275)	(3,475)	(2,170)
Net interest income after provision	16,936	15,250	15,604	47,648	45,086
Other income
Net gain on sale of loans	559	38	468	1,202	106
Net gain (loss) on sale of investments and
mortgage-backed securities	(3)	28	232	537	28
Brokerage fees	430	440	450	1,231	1,353
Commissions on insurance	1,309	735	891	3,036	1,864
Service charges and fees on deposit accounts	2,166	1,915	2,033	6,332	5,628
Loan servicing fees	489	448	526	1,520	1,095
Real estate operations (net)	(74)	50	1,090	1,057	134
Other	972	951	1,001	2,781	2,785
Total other income	5,848	4,605	6,691	17,696	12,993
Other expenses
Salaries and employee benefits	8,074	6,843	7,954	23,432	20,789
Occupancy costs	993	966	1,037	3,056	2,734
Marketing	402	366	376	1,134	1,103
Depreciation, amort., etc.	1,130	986	1,097	3,354	2,812
FDIC insurance premiums	64	65	66	197	342
Other	2,971	2,839	2,804	8,533	7,595
Total other expenses	13,634	12,065	13,334	39,706	35,375
Income before income taxes	9,150	7,790	8,961	25,638	22,704
Provision for income taxes	3,228	2,690	3,166	9,051	7,912
Net income	5,922	5,100	5,795	16,587	14,792
Earnings per common share:
Basic	0.44	0.38	0.43	1.24	1.11
Diluted	0.43	0.38	0.42	1.21	1.09
Average shares outstanding	13,362	13,332	13,341	13,342	13,348
Average diluted shares outstanding	13,760	13,519	13,721	13,692	13,572
Ratios:
Return on average equity	15.75%	15.48%	15.90%	15.21%	15.25%
Return on average assets	1.02%	0.92%	1.00%	0.96%	0.91%
Net interest margin	3.28%	3.00%	3.07%	3.09%	3.04%
Operating expense/average assets	2.34%	2.17%	2.30%	2.30%	2.18%
Efficiency ratio	57.64%	59.20%	61.22%	60.14%	58.98%
Net charge-offs/average net loans	0.06%	0.02%	0.06%	0.16%	0.07%

FIRST FINANCIAL HOLDINGS, INC.
Unaudited Consolidated Financial Highlights
(Dollars in thousands, except share data)

	06/30/01	06/30/00	03/31/01
Statements of Financial Condition
Assets
Cash and cash equivalents	$ 79,341	$ 70,015	$ 108,475
Investments	41,877	44,312	52,308
Loans receivable	1,896,801	1,848,619	1,884,223
Mortgage-backed securities	223,933	233,936	245,982
Office properties, net	31,654	28,131	29,893
Real estate owned	2,644	5,933	2,279
Other assets	37,814	24,904	28,903
Total Assets	2,314,064	2,255,850	2,352,063
Liabilities
Deposits	1,347,794	1,237,911	1,314,130
Advances from FHLB	698,000	773,500	720,000
Other borrowings	66,073	63,159	117,848
Other liabilities	49,909	47,927	51,479
Total Liabilities	2,161,776	2,122,497	2,203,457
Stockholders' equity
Stockholders' equity	169,187	154,542	164,894
Treasury stock	(18,868)	(18,358)	(18,752)
Accumulated other comprehensive income (loss)	1,969	(2,831)	2,464
Total stockholders' equity	152,288	133,353	148,606
Total liabilities and stockholders' equity	2,314,064	2,255,850	2,352,063
Stockholders' equity/assets	6.58%	5.91%	6.32%
Common shares outstanding	13,382	13,325	13,353
Book value per share	$ 11.38	$ 10.01	$ 11.13

	06/30/01	06/30/00	03/31/01
Credit quality-quarterly results
Total reserves for loan losses	$ 15,886	$ 15,388	$ 15,655
Loan loss reserves/net loans	0.84%	0.83%	0.83%
Reserves/non-performing loans	141.42%	222.85%	125.78%
Provision for losses	$ 1,350	$ 640	$ 1,275
Net loan charge-offs	$ 1,119	$ 427	$ 1,058

Problem assets
Non-accrual loans	$ 8,504	$ 4,166	$ 9,717
Accruing loans 90 days or more past due	26	24	24
Renegotiated loans	2,703	2,715	2,706
REO thru foreclosure	2,644	5,933	2,279
Total	$ 13,877	$ 12,838	$ 14,726
As a percent of total assets	0.60%	0.57%	0.63%

First Financial Holdings, Inc.
Selected Financial Data
(amounts in thousands except per share data)

	On the Date of (Unaudited)
STATEMENT OF CONDITION	06/30/01	03/31/01	12/31/00	09/30/00	06/30/00	03/31/00	12/31/99	09/30/99
Assets
Cash and investments	$ 121,218	$ 160,783	$ 116,572	$ 109,484	$ 114,327	$ 107,637	$ 114,225	$ 97,894
Loans receivable	1,896,801	1,884,223	1,841,553	1,838,497	1,848,619	1,863,687	1,808,000	1,742,150
Mortgage-backed securities	223,933	245,982	265,184	247,095	233,936	164,443	170,810	181,245
Office properties and equip.	31,654	29,893	29,811	29,503	28,131	25,938	23,808	21,969
Real estate owned	2,644	2,279	4,364	5,895	5,933	6,123	6,139	5,685
Other assets	37,814	28,903	28,502	26,037	24,904	22,308	33,944	21,809

Total assets	$2,314,064	$2,352,063	$2,285,986	$2,256,511	$2,255,850	$2,190,136	$2,156,926	$2,070,752

Liabilities
Deposits	$1,347,794	$1,314,130	$1,237,049	$1,241,295	$1,237,911	$1,229,097	$1,236,069	$1,219,848
Advances-FHLB	698,000	720,000	750,900	766,500	773,500	718,500	672,500	594,500
Other borrowed money	66,073	117,848	112,460	61,522	63,159	68,763	82,693	82,741
Other liabilities	49,909	51,479	42,519	49,343	47,927	43,582	37,834	47,782

Total liabilities	2,161,776	2,203,457	2,142,928	2,118,660	2,122,497	2,059,942	2,029,096	1,944,871

Stockholders' equity	150,319	146,142	142,222	139,318	136,184	133,164	130,465	127,512
Unrealized gain (loss) on available
for sale securities	1,969	2,464	836	(1,467)	(2,831)	(2,970)	(2,635)	(1,631)

Total stockholders' equity	152,288	148,606	143,058	137,851	133,353	130,194	127,830	125,881

Total liabilities and
stockholders' equity	$2,314,064	$2,352,063	$2,285,986	$2,256,511	$2,255,850	$2,190,136	$2,156,926	$2,070,752

	Quarter Ended (Unaudited)								Fiscal Year (unaudited)
	06/30/01	03/31/01	12/31/00	09/30/00	06/30/00	03/31/00	12/31/99	09/30/99	09/30/00	09/30/99
STATEMENT OF OPERATIONS
Total interest income	$ 43,436	$ 43,779	$ 43,812	$ 43,008	$ 41,228	$ 39,409	$ 37,997	$ 36,639	$161,642	$140,832
Total interest expense	25,150	26,900	27,854	27,510	25,338	23,660	22,380	21,092	98,888	80,394

Net interest income	18,286	16,879	15,958	15,498	15,890	15,749	15,617	15,547	62,754	60,438
Provision for loan losses	(1,350)	(1,275)	(850)	(575)	(640)	(690)	(840)	(760)	(2,745)	(2,765)

Net int. inc. after provision	16,936	15,604	15,108	14,923	15,250	15,059	14,777	14,787	60,009	57,673

Other income
Net gain (loss) on sale of loans	$ 559	$ 468	$ 175	$ 22	$ 38	$ 27	$ 41	$ 126	$ 128	$ 1,392
Gain on investment securities	(3)	232	308	116	28	0	0	25	144	37
Loan servicing fees	489	526	505	565	523	399	396	295	1,883	1,176
Svc. chgs/fees-dep. accts	2,166	2,033	2,133	1,965	1,915	1,801	1,912	1,767	7,593	6,586
Real estate operations (net)	(74)	1,090	41	243	50	40	44	100	377	88
Other	2,711	2,342	1,995	2,406	2,051	2,010	1,718	1,719	8,185	6,035

Total other income	5,848	6,691	5,157	5,317	4,605	4,277	4,111	4,032	18,310	15,314

Other expenses
Salaries & employee benefits	8,074	7,954	7,404	7,219	6,843	6,938	7,008	6,545	28,008	25,625
Occupancy costs	993	1,037	1,026	1,004	966	862	906	861	3,738	3,203
Marketing	402	376	356	476	366	398	339	238	1,579	1,316
Depreciation, amort., etc.	1,130	1,097	1,127	1,102	986	952	874	892	3,914	3,328
FDIC insurance premium	64	66	67	64	65	74	203	188	406	728
Other	2,971	2,804	2,758	2,644	2,839	2,478	2,278	2,282	10,239	9,080

Total other expenses	13,634	13,334	12,738	12,509	12,065	11,702	11,608	11,006	47,884	43,280

Income before taxes	9,150	8,961	7,527	7,731	7,790	7,634	7,280	7,813	30,435	29,707
Provision for income taxes	3,228	3,166	2,657	2,595	2,690	2,709	2,513	2,739	10,507	10,400
Net Income	$ 5,922	$ 5,795	$ 4,870	$ 5,136	$ 5,100	$ 4,925	$ 4,767	$ 5,074	$ 19,928	$ 19,307

	Quarter Ended (unaudited)								Fiscal Year (unaudited)
	06/30/01	03/31/01	12/31/00	09/30/00	06/30/00	03/31/00	12/31/99	09/30/99	09/30/00	09/30/99
PERFORMANCE RATIOS
Earnings per common share:
Net income:
Basic	$ 0.44	$ 0.43	$ 0.37	$ 0.39	$ 0.38	$ 0.37	$ 0.36	$ 0.38	$ 1.49	$ 1.44
Diluted	$ 0.43	$ 0.42	$ 0.36	$ 0.38	$ 0.38	$ 0.36	$ 0.35	$ 0.37	$ 1.47	$ 1.40

Other ratios
Return on Assets	1.02%	1.00%	0.86%	0.91%	0.92%	0.91%	0.90%	1.00%	0.91%	0.99%
Return on Equity	15.75%	15.90%	13.87%	15.15%	15.48%	15.27%	15.03%	16.35%	15.21%	15.38%
Net int. income/avg. earn. assets		3.07%	2.92%	2.85%	3.00%	3.04%	3.10%	3.16%	2.99%	3.22%
Operating exp./avg. assets	2.34%	2.30%	2.24%	2.22%	2.17%	2.15%	2.20%	2.16%	2.19%	2.21%
Efficiency ratio	57.64%	61.22%	61.86%	61.22%	59.20%	58.63%	59.09%	56.95%	59.55%	58.30%

	Period Ended (unaudited)
ON THE DATE OF	06/30/01	03/31/01	12/31/00	09/30/00	06/30/00	03/31/00	12/31/99	09/30/99

Total shares outstanding	13,382	13,353	13,330	13,318	13,325	13,338	13,363	13,353
Book value per share	$ 11.38	$ 11.13	$ 10.73	$ 10.35	$ 10.01	$ 9.76	$ 9.57	$ 9.43
Equity/assets	6.58%	6.32%	6.26%	6.11%	5.91%	5.94%	5.93%	6.08%

	Quarter Ended (unaudited)								Fiscal Year (unaudited)
	06/30/01	03/31/01	12/31/00	09/30/00	06/30/00	03/31/00	12/31/99	09/30/99	09/30/00	09/30/99
AVERAGE BALANCES
Total assets	$2,333,064	$2,319,025	$2,271,249	$2,256,181	$2,222,993	$2,173,531	$2,113,839	$2,038,561	$2,186,035	$1,955,230
Earning assets	2,226,638	2,202,304	2,182,752	2,177,581	2,118,266	2,075,010	2,018,098	1,967,394	2,097,240	1,877,318
Loans	1,926,075	1,877,242	1,836,828	1,878,596	1,891,476	1,847,952	1,783,776	1,724,201	1,839,607	1,640,497
Costing liabilities	2,139,536	2,115,171	2,079,855	2,084,183	2,028,156	1,984,209	1,921,826	1,864,936	2,002,371	1,780,390
Deposits	1,326,843	1,266,319	1,233,439	1,243,666	1,227,994	1,225,150	1,228,077	1,215,184	1,229,037	1,197,476
Equity	150,447	145,832	140,455	135,602	131,774	129,012	126,856	124,143	131,022	125,522

Loans originated
Mortgage loans	$ 127,607	$ 80,832	$ 70,903	$ 71,017	$ 105,635	$ 93,090	$ 91,970	$ 111,136	$ 361,712	$ 507,384
Consumer loans	57,243	45,893	49,765	57,570	60,015	49,671	43,530	39,653	210,786	170,058
Commercial loans	32,993	30,156	22,662	18,488	20,999	22,140	20,032	16,261	81,659	63,132

Total loan originations	$ 217,843	$ 156,881	$ 143,330	$ 147,075	$ 186,649	$ 164,901	$ 155,532	$ 167,050	$ 654,157	$ 740,574

AS OF	06/30/01	03/31/01	12/31/00	09/30/00	06/30/00	03/31/00	12/31/99	09/30/99
Composition of gross loan portfolio
Residential (1-4 family)	$1,248,937	$1,254,885	$1,232,678	$1,266,025	$1,310,518	$1,352,043	$1,328,208	$1,296,522
Other residential	54,226	49,366	48,545	48,937	50,365	48,066	46,051	46,254
A & D and lots	91,590	93,492	92,881	91,396	88,667	87,697	85,949	87,367
Commercial real estate	131,901	133,859	134,949	131,028	129,459	131,308	123,972	123,121
Consumer	342,237	330,217	332,149	311,990	288,929	261,501	239,374	217,115
Commercial business	86,451	76,958	61,369	57,381	53,953	51,249	49,440	42,721

	$1,955,342	$1,938,777	$1,902,571	$1,906,757	$1,921,891	$1,931,864	$1,872,994	$1,813,100

	Period Ended (unaudited)
	06/30/01	03/31/01	12/31/00	09/30/00	06/30/00	03/31/00	12/31/99	09/30/99
ASSET QUALITY
Non-accrual loans	$ 8,504	$ 9,717	$ 7,195	$ 5,881	$ 4,166	$ 4,356	$ 5,010	$ 4,466
Loans 90 days or more past due	26	24	35	29	24	1,404	20	20
Renegotiated loans	2,703	2,706	2,709	2,712	2,715	2,718	2,721	2,724
REO thru foreclosure	2,644	2,279	4,364	5,895	5,933	6,123	6,139	5,685
TOTAL	$13,877	$14,726	$ 14,303	$ 14,517	$ 12,838	$ 14,601	$ 13,890	$ 12,895

	Period Ended (unaudited)
	06/30/01	03/31/01	12/31/00	09/30/00	06/30/00	03/31/00	12/31/99	09/30/99
LOAN AND REO LOSS RESERVES
Total reserves for loan losses	$15,886	$15,655	$ 15,438	$ 15,403	$ 15,388	$ 15,175	$ 14,786	$ 14,570
Loan loss reserves/net loans	0.84%	0.83%	0.84%	0.84%	0.83%	0.81%	0.82%	0.84%
Provision for losses	1,350	1,275	850	575	640	690	840	760
Net loan charge-offs	1,119	1,058	815	560	427	301	624	374
Net charge-offs/Average net loans	0.06%	0.06%	0.04%	0.03%	0.02%	0.02%	0.04%	0.02%